Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, J. Michael Lawrie, President and Chief Executive Officer of DXC Technology Company (the "Company"), hereby certify that, to my knowledge:

(1)The Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2018, (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	May 29, 2018	/s/ J. Michael Lawrie
J. Michael Lawrie President and Chief Executive Officer